EXHIBIT 99.01

Shutterfly Announces Third Quarter 2008 Financial Results

•	Net revenues increase to $36.0 million
•	31st quarter of year-over-year net revenue growth
•	Improved gross profit margin and break-even Adjusted EBITDA[1]
•	GAAP net loss of $(0.11) per diluted share

REDWOOD CITY, October 29, 2008 (BUSINESS WIRE) -- Shutterfly, Inc. (NASDAQ:SFLY), the leading Internet-based social expression and personal publishing service, today announced third quarter 2008 financial results for the period ended September 30, 2008.

“We delivered very solid third quarter results with better than expected margins, despite an increasingly tough macro-economic environment,” said President and Chief Executive Officer Jeffrey Housenbold. "During the quarter we enhanced our photo book, calendar, greeting and designer card  lines, launched our new Shutterfly Share sites and introduced a new integrated marketing campaign.  In addition, we made outstanding progress on our commercial printing and sponsorship initiatives and  geared-up our manufacturing capabilities for the seasonally busy fourth quarter.”

Third Quarter 2008 Financial Highlights

•	Net revenues totaled $36.0 million, a 10% year-over-year increase.

•	Personalized Products & Services revenues[2] totaled $19.4 million, a 32% year-over-year increase.

•	Personalized Products & Services revenues[2] represented 54% of total net revenues.

•	Print revenues declined 8% year-over-year, to $16.6 million.

•	Existing customers generated 78% of total net revenues.

•	Gross profit margin was 49% of net revenues, compared to 47% in the third quarter of 2007.

•	Operating expenses, excluding $2.3 million of stock-based compensation, totaled $24.2 million.

•	GAAP net loss was $(2.7) million, compared to $(3.3) million in the third quarter of 2007.

•	GAAP net loss per diluted share was $(0.11), compared to $(0.14) in the third quarter of 2007.

•	Adjusted EBITDA was $0.1 million, compared to $(0.7) million in the third quarter of 2007.

•	At September 30, 2008, the Company had $40.6 million in cash and cash equivalents and $47.4 million of long-term investments in auction rate securities.

Third Quarter 2008 Operating Metrics

•	Transacting customers totaled 916,000, a 9% increase over the third quarter of 2007.

•	Orders totaled 1.7 million, in line with the third quarter of 2007.

•	Average order value was $21.71, an 11% increase over the third quarter of 2007.

1 Adjusted EBITDA is a non-GAAP financial measure that the Company defines as earnings before interest, taxes, depreciation, amortization and stock-based compensation.

2 Personalized Products and Services revenues primarily include photo books, folded greeting cards, calendars and photo-based merchandise.

Recent Operating Highlights

•
Products - Launched new tools and features for our award-winning photo book line, including a StoryboardTM tool which enables time-crunched customers to build pages more quickly. Added dynamic layouts, new designs and enhanced image viewing. Introduced hundreds of new card designs, including holiday and everyday use occasions such as baby shower and non-photo party invitations and thank-you notes. Augmented the card shopping experience through improved onsite merchandising and an interactive card design finder.

•
Services - Transitioned from beta to the full version of our innovative Share 2.0 service combining the power and benefits of photo-sharing, blogging, self-publishing and social networking. Customers have created more than 350,000 personal, password-protected websites for friends, family, groups and clubs.  Products, including prints and photo books, can now be created and purchased directly from a Shutterfly Share site.

•
Operations - Extended our portfolio of strategic outsourcing partners for the fourth quarter peak capacity periods, while staying on-track for the opening of our new Phoenix facility in the second quarter of 2009.

•
New Initiatives - Incubated new businesses such as commercial printing to utilize our expertise and available manufacturing capacity.  Added limited, targeted sponsorship and advertising to further monetize our large installed base of photo-sharing traffic.

Business Outlook

The Company's current financial expectations for the fourth quarter and the full year 2008 are as follows:

Fourth Quarter 2008:

•	Net revenues to range from $89.3 million to $104.3 million, a year-over-year increase of up to 7%.

•	GAAP gross profit margins to range from 56% to 58% of net revenues.

•	Non-GAAP[3] gross profit margins to range from 57% to 59% of net revenues.

•	GAAP operating income to range from $16 million to $27 million.

•	Non-GAAP operating income to range from $19 million to $29 million.

•	GAAP effective tax rate to range from 50% to 57%.

•	Non-GAAP effective tax rate to range from 37% to 38%.

•	GAAP diluted net income per share to range from $0.26 to $0.49.

•	Non-GAAP diluted net income per share to range from $0.45 to $0.68.

•	Weighted average diluted shares of approximately 27.1 million.

•	Adjusted EBITDA[1] to range from $25 million to $36 million.

Full Year 2008:

•	Net revenues to range from $195 million to $210 million, a year-over-year increase of 4% to 12%.

•	GAAP gross profit margins to range from 52% to 54% of net revenues.

•	Non-GAAP gross profit margins to range from 53% to 55% of net revenues.

•	GAAP operating income to range from a loss of $(9) million to income of $1 million.

•	Non-GAAP operating income to range from $1 million to $12 million.

•	GAAP effective tax rate to range from 22% to 50%.

•	Non-GAAP effective tax rate to range from 12% to 32%.

•	GAAP diluted net income per share to range from a loss of $(0.13) to income of $0.11.

•	Non-GAAP diluted net income per share to range from $0.13 to $0.36.

•	Weighted average basic and diluted shares of approximately 25.0 million and 27.0 million, respectively.

•	Adjusted EBITDA to range from 13% to 17% of net revenues.

•	Capital expenditures to approximate 13% of net revenues.

The foregoing guidance replaces any of the Company's previously issued guidance and all such previous guidance should no longer be relied upon.

3 “Non-GAAP” metrics exclude stock-based compensation and purchase accounting amortization, and the related tax impact of these adjustments.

Third Quarter 2008 Conference Call

Management will review the third quarter 2008 financial results and its expectations for the fourth quarter and full year 2008 at a conference call on Wednesday, October 29, 2008 at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time).  To listen to the call and view the accompanying slides, please visit http://www.shutterfly.com. In the Investor Relations area, found in the "About Us" section, click on the link provided for the webcast, or dial 719-325-4863.  The webcast, as well as a podcast, will be archived and available at http://www.shutterfly.com.  A replay of the conference call will be available through Wednesday, November 12, 2008. To hear the replay, please dial 719-457-0820, replay passcode 4317779.

About Non-GAAP Financial Information

The accompanying press release dated October 29, 2008, contains certain non-GAAP financial measures.  Tables are provided in the press release that reconcile the non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with Generally Accepted Accounting Principles (GAAP).  These non-GAAP financial measures include non-GAAP gross margins, non-GAAP operating income (loss) and the related operating income (loss) margins, non-GAAP income (loss) per share, adjusted EBITDA and free cash flows.   When used in connection with historical results and forward-looking guidance, the non-GAAP financial measure Adjusted EBITDA is defined as earnings before interest, taxes, depreciation, amortization and stock-based compensation while the free cash flows are defined as net cash provided by operating activities less purchases of property and equipment. For more information, please see Shutterfly's SEC Filings.

To supplement the Company's consolidated financial statements presented on a GAAP basis, we believe that these non-GAAP measures provide useful information about the Company's core operating results and thus are appropriate to enhance the overall understanding of the Company's past financial performance and its prospects for the future. These adjustments to the Company's GAAP results are made with the intent of providing both management and investors a more complete understanding of the Company's underlying operational results and trends and performance. Management uses these non-GAAP measures to evaluate the Company's financial results, develop budgets, manage expenditures, and determine employee compensation. The presentation of additional information is not meant to be considered in isolation or as a substitute for or superior to net income (loss) or net income (loss) per share determined in accordance with GAAP.

Notice Regarding Forward-Looking Statements

This media release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which involve risks and uncertainties. These forward-looking statements include all statements regarding the Company's financial expectations for the fourth quarter and full year 2008 set forth under the caption "Business Outlook." The Company's actual results may differ materially from those anticipated in these forward-looking statements. Factors that might contribute to such differences include, among others, our ability to expand our customer base; our ability to retain and hire necessary employees, including seasonal personnel, and appropriately staff our operations; the impact of seasonality on our business; adverse economic conditions; our ability to develop on a timely basis, as well as consumer acceptance of, new products and services; our ability to develop additional adjacent lines of business; unforeseen changes in expense levels; competition, which could lead to pricing pressure; and general economic conditions. For more information regarding the risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements, as well as risks relating to our business in general, we refer you to the "Risk Factors" sections of the Company's Form 10-Q for the quarter ended September 30, 2008, and the Company's other filings, which are available on the Securities and Exchange Commission's Web site at www.sec.gov. These forward-looking statements are based on current expectations and the Company assumes no obligation to update this information.

# # #

About Shutterfly
Founded in 1999, Shutterfly, Inc. is an Internet-based social expression and personal publishing service.  Shutterfly provides high quality products and world class services that make it easy, convenient and fun for consumers to preserve their digital photos in a creative and thoughtful manner.  Shutterfly's flagship product is its award-winning Photo Book line, which helps consumers celebrate memories and tell their stories in professionally bound coffee table books.  More information about Shutterfly (NASDAQ:SFLY) is available at www.shutterfly.com.  Shutterfly and Shutterfly.com are trademarks of Shutterfly, Inc.

Contacts Media Relations: Gretchen Sloan, 650-610-5276 gsloan@shutterfly.com	Investor Relations: John Kaelle, 650-610-3541 jkaelle@shutterfly.com

Shutterfly, Inc.
Condensed Consolidated Statements of Operations
(In thousands, except per share amounts)
(Unaudited)
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2008	2007	2008	2007

Net revenues	$35,953	$32,602	$105,738	$89,184
Cost of net revenues (1)	18,430	17,240	53,739	45,107
Gross profit	17,523	15,362	51,999	44,077
Operating expenses (1):
Technology and development	9,645	7,579	28,642	20,034
Sales and marketing	10,087	7,042	26,762	19,421
General and administrative	6,772	7,352	21,946	20,056
Total operating expenses	26,504	21,973	77,350	59,511
Loss from operations	(8,981)	(6,611)	(25,351)	(15,434)
Interest expense	(100)	(54)	(185)	(147)
Interest income	455	1,350	2,514	4,252
Loss before income taxes	(8,626)	(5,315)	(23,022)	(11,329)
Benefit from income taxes	5,915	2,001	12,655	4,515
Net loss	$(2,711)	$(3,314)	$(10,367)	$(6,814)

Net loss per share - basic and diluted	$(0.11)	$(0.14)	$(0.41)	$(0.28)

Weighted-average shares outstanding - basic and diluted	25,067	24,425	25,020	24,165

(1) Stock-based compensation is allocated as follows:

Cost of net revenues	$88	$46	$263	$123
Technology and development	610	162	1,539	618
Sales and marketing	645	267	1,559	580
General and administrative	1,087	549	2,974	1,487
	$2,430	$1,024	$6,335	$2,808

Shutterfly, Inc.
Condensed Consolidated Balance Sheets
(In thousands, except par value amounts)
(Unaudited)

	September 30,	December 31,
	2008	2007

ASSETS
Current assets:
Cash and cash equivalents	$40,635	$122,582
Short-term investments	-	3,002
Accounts receivable, net	3,144	4,480
Inventories	3,271	4,788
Deferred tax asset, current portion	597	1,677
Prepaid expenses and other current assets	8,063	4,510
Total current assets	55,710	141,039
Long-term investments	47,420	-
Property and equipment, net	51,830	48,416
Goodwill and intangible assets, net	14,632	3,859
Deferred tax asset, net of current portion	23,792	13,294
Other assets	1,821	2,162
Total assets	$195,205	$208,770

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$6,026	$8,783
Accrued liabilities	12,654	18,724
Deferred revenue	9,167	8,699
Current portion of capital lease obligations	514	808
Total current liabilities	28,361	37,014
Other liabilities	1,093	1,083
Capital lease obligations, less current portion	22	107
Total liabilities	29,476	38,204
Commitments and contingencies
Stockholders' equity
Undesignated preferred stock, $0.0001 par value; 5,000 shares authorized;
no shares issued and outstanding	-	-
Common stock, $0.0001 par value; 100,000 shares authorized; 25,071 and
24,805 shares issued and outstanding on September 30, 2008 and
December 31, 2007, respectively	2	2
Additional paid-in-capital	199,478	190,849
Accumulated other comprehensive loss	(3,139)	(12)
Deferred stock-based compensation	-	(28)
Accumulated deficit	(30,612)	(20,245)
Total stockholders' equity	165,729	170,566
Total liabilities and stockholders' equity	$195,205	$208,770

Shutterfly, Inc.
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)
	Nine Months Ended
	September 30,
	2008	2007

Cash flows from operating activities:
Net loss	$(10,367)	$(6,814)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	17,463	12,217
Amortization of intangible assets	1,370	217
Stock-based compensation, net of cancellations	6,335	2,808
Loss on disposal property and equipment	308	230
Deferred income taxes	(9,746)	(4,547)
Changes in operating assets and liabilities:
Accounts receivable, net	1,336	488
Inventories	1,518	(542)
Prepaid expenses and other current assets	(3,553)	(936)
Other assets	352	(1,677)
Accounts payable	(2,758)	(1,867)
Accrued and other liabilities	(6,086)	6,931
Deferred revenue	468	1,096
Net cash provided by (used in) operating activities	(3,360)	7,604

Cash flows from investing activities:
Purchases of property and equipment	(16,760)	(28,501)
Capitalization of software and website development costs	(3,239)	(2,417)
Acquisition of business and intangibles, net of cash acquired	(10,098)	(2,655)
Proceeds from sale of equipment	6	-
Proceeds from sale of short-term investments	3,002	(3,002)
Purchase of auction rate securities	(52,250)	-
Net cash used in investing activities	(79,339)	(36,575)

Cash flows from financing activities:
Principal payments of capital lease obligations	(378)	(1,871)
Proceeds from issuance of common stock upon exercise of stock options	1,130	3,390
Net cash provided by financing activities	752	1,519

Net decrease in cash and cash equivalents	(81,947)	(27,452)
Cash and cash equivalents, beginning of period	122,582	119,051
Cash and cash equivalents, end of period	$40,635	$91,599

Supplemental disclosures of cash flow information:
Cash paid during the period for:
Interest	$38	$168
Income taxes	511	760

Shutterfly, Inc.
User Metrics Disclosure

	Sept 30,		Sept 30,
	2008		2007

User Metrics

Customers	916,195		844,400
year-over-year growth	9%		35%

Orders	1,656,050		1,660,840
year-over-year growth	0%		33%

Average order value	$21.71		$19.63
year-over-year growth	11%		15%

Average orders per day	18,001		18,053
year-over-year growth	0%		33%

Average orders per customer	1.8	x	2.0	x

Shutterfly, Inc.
Reconciliation of Forward-Looking Guidance for Non-GAAP Financial Measures to GAAP Measures
(In millions, except per share amounts)

		Forward-Looking Guidance
		GAAP					Non-GAAP
		Range of Estimate		Adjustments			Range of Estimate
		From	To	From	To		From	To

	Three Months Ending December 31, 2008

	Net revenues	$89.3	$104.3	-	-		$89.3	$104.3
	Gross profit margin	56%	58%	1%		[a]	57%	59%
	Operating income	$16	$27	$3	$2	[b]	$19	$29
	Operating margin	18%	25%	3%	3%	[b]	21%	28%

	Stock-based compensation	$2.4	$2.4	$2.4	$2.4		-	-
	Amortization of intangible assets	$0.5	$0.5	$0.5	$0.5		-	-

	Adjusted EBITDA*						$25.0	$36.0

	Diluted earnings per share	$0.26	$0.49	$0.19	$0.19	[c]	$0.45	$0.68
	Diluted shares	27.1	27.1	-	-		27.1	27.1
	Effective tax rate	57%	50%	(20%)	(12%)	[d]	37%	38%

	Twelve Months Ending December 31, 2008

	Net revenues	$195.0	$210.0	-	-		$195.0	$210.0
	Gross profit margin	52%	54%	1%		[e]	53%	55%
	Operating income (loss)	($9)	$1	$10	$11	[f]	$1	$12
	Operating margin	(5%)	1%	6%	5%	[f]	1%	6%

	Stock-based compensation	$8.7	$8.7	$8.7	$8.7		-	-
	Amortization of intangible assets	$1.8	$1.8	$1.8	$1.8		-	-

	Adjusted EBITDA*						$25	$36
	Adjusted EBITDA* margin						13%	17%

	Diluted earnings (loss) per share	($0.13)	$0.11	$0.26	$0.25	[g]	$0.13	$0.36
	Diluted shares	25.0	27.0	2.0	-		27.0	27.0
	Effective tax rate	50%	22%	(38%)	10%	[h]	12%	32%

	Capital expenditures as % of net revenues	13.0%					13.0%

*	Adjusted EBITDA is a non-GAAP financial measure defined as earnings before interest, taxes, depreciation, amortization
	and stock-based compensation.
[a]	Reflects estimated adjustments for stock-based compensation expense of approximately $100k and amortization of purchased
	intangible assets of approximately $500k.
[b]	Reflects estimated adjustments for stock-based compensation expense of approximately $2.4 million and amortization of purchased
	intangible assets of approximately $500k.
[c]	Reflects the estimated adjustments in item [b] and the income tax impact related to these adjustments.
[d]	Reflects the estimated adjustments to the effective tax rate based on the adjustments in item [b].
[e]	Reflects estimated adjustments for stock-based compensation expense of approximately $300k and amortization of purchased
	intangible assets of approximately $1.8 million.
[f]	Reflects estimated adjustments for stock-based compensation expense of approximately $8.7 million and amortization of purchased
	intangible assets of approximately $1.8 million.
[g]	Reflects the estimated adjustments in item [f] and the income tax impact related to these adjustments.
[h]	Reflects the estimated adjustments to the effective tax rate based on the adjustments in item [f].

Shutterfly, Inc.
Reconciliation of GAAP Gross Profit Margin to Non-GAAP Gross Profit Margin
(In thousands)
(Unaudited)

						Year Ended
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,
	2007	2007	2008	2008	2008	2007

GAAP gross profit	$15,362	$58,538	$16,409	$18,067	$17,523	$102,616
Stock-based compensation expense within cost of net revenues	46	66	84	92	88	189
Amortization of intangible assets within cost of net revenues	111	112	367	367	367	300

Non-GAAP gross profit	$15,519	$58,716	$16,860	$18,526	$17,978	$103,105

Non-GAAP gross profit margin	48%	60%	49%	52%	50%	55%

Reconciliation of GAAP Operating Margin to Non-GAAP Operating Margin
(In thousands)
(Unaudited)						Year Ended
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,
	2007	2007	2008	2008	2008	2007

GAAP operating income (loss)	$(6,611)	$26,495	$(8,431)	$(7,939)	$(8,981)	$11,061
Stock-based compensation expense	1,024	1,192	1,818	2,088	2,430	4,001
Amortization of intangible assets	139	196	457	457	457	412

Non-GAAP operating income (loss)	$(5,448)	$27,883	$(6,156)	$(5,394)	$(6,094)	$15,474

Non-GAAP operating margin	(17%)	29%	(18%)	(15%)	(17%)	8%

Reconciliation of GAAP Net Income to Non-GAAP Net Income
(In thousands)
(Unaudited)						Year Ended
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,
	2007	2007	2008	2008	2008	2007

GAAP net income (loss)	$(3,314)	$16,908	$(3,639)	$(4,017)	$(2,711)	$10,095
Stock-based compensation expense	1,024	1,192	1,818	2,088	2,430	4,001
Amortization of intangible assets	139	196	457	457	457	412
Income taxes associated with certain non-GAAP entries	(486)	190	(1,587)	(1,419)	(3,045)	(1,296)

Non-GAAP net income (loss)	$(2,637)	$18,486	$(2,951)	$(2,891)	$(2,869)	$13,212

Diluted net income per share:
GAAP	$(0.14)	$0.63	$(0.15)	$(0.16)	$(0.11)	$0.38
Non-GAAP	$(0.11)	$0.69	$(0.12)	$(0.12)	$(0.11)	$0.50

Shares used in GAAP and non-GAAP diluted net income per-share calculation	24,425	26,864	24,949	25,045	25,067	26,273

Reconciliation of GAAP to Non-GAAP Effective Tax Rate
(In thousands)
(Unaudited)						Year Ended
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,
	2007	2007	2008	2008	2008	2007

GAAP benefit (provision) for income taxes	$2,001	$(10,817)	$3,473	$3,267	$5,915	$(6,302)
Income taxes associated with certain non-GAAP entries	(486)	190	(1,587)	(1,419)	(3,045)	(1,296)

Non-GAAP provision for income taxes	$1,515	$(10,627)	$1,886	$1,848	$2,870	$(7,597)

GAAP income (loss) before income taxes	$(5,315)	$27,726	$(7,112)	$(7,284)	$(8,626)	$16,397
Stock-based compensation expense	1,024	1,192	1,818	2,088	2,430	4,001
Amortization of intangible assets	139	196	457	457	457	412

Non-GAAP income (loss) before income taxes	$(4,152)	$29,114	$(4,837)	$(4,739)	$(5,739)	$20,810

GAAP Effective tax rate	38%	39%	49%	45%	69%	38%

Non-GAAP effective tax rate	36%	37%	39%	39%	50%	37%

Shutterfly, Inc.
Reconciliation of Non-GAAP Adjusted EBTIDA
(In thousands)
(Unaudited)
						Year Ended
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,
	2007	2007	2008	2008	2008	2007

Income (loss) from Operations	$(6,611)	$26,495	$(8,431)	$(7,939)	$(8,981)	$11,061
Add back:
Depreciation and amortization	4,889	5,361	5,885	6,266	6,682	17,796
Stock-based compensation expense	1,024	1,193	1,818	2,088	2,430	4,001

Non-GAAP Adjusted EBITDA	$(698)	$33,049	$(728)	$415	$131	$32,858

Reconciliation of Operating Cash Flows to Free Cash Flows
(In thousands)
(Unaudited)						Year Ended
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,
	2007	2007	2008	2008	2008	2007

Net cash provided by operating activities	$5,392	$34,615	$(12,030)	$2,680	$4,392	$42,219
Less: Purchases of property and equipment (as reported)	(14,849)	(4,075)	(8,778)	(5,250)	(4,373)	(34,993)
Plus: Capitalized technology & development costs[1]	847	773	848	1,410	981	3,112

Free cash flows	$(8,610)	$31,313	$(19,960)	$(1,160)	$1,000	$10,338

1) Capitalized costs associated with software development or obtained for internal use in accordance with AICPA Statement of Position 98-1, Accounting for the Costs of Computer Software Developed or Obtained for Internal Use and EITF Issue 00-2, Accounting for Website Development Costs have previously been reported in the Purchases of Property and Equipment on the Consolidated Statement of Cash Flows. Going forward, these capitalized costs will be presented separately in the Cash Flows from Investment Activities section on the Consolidated Statement of Cash Flows and are excluded from the definition of Free Cash Flows.